UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): - May 15, 2025
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5420 LBJ Freeway, Suite 600
Dallas, Texas 75240
(Address of principal executive offices, including zip code)
(972) 421-3600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common stock, $0.01 par value	INVH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 15, 2025, Invitation Homes Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2025 (the “Proxy Statement”). 555,539,102 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, which was equal to 90.64% of the issued and outstanding shares entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:
Proposal No. 1 – Election of Directors
The persons listed below were elected as directors for a one-year term expiring at the Company’s 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Michael D. Fascitelli	532,089,189	10,124,547	13,325,366
Dallas B. Tanner	538,613,234	3,600,502	13,325,366
Jana Cohen Barbe	535,726,248	6,487,488	13,325,366
H. Wyman Howard	538,982,242	3,231,494	13,325,366
Jeffrey E. Kelter	530,066,417	12,147,319	13,325,366
Kellyn Smith Kenny	540,457,540	1,756,196	13,325,366
Joseph D. Margolis	538,351,954	3,861,782	13,325,366
John B. Rhea	538,354,706	3,859,030	13,325,366
Frances Aldrich Sevilla-Sacasa	535,587,393	6,626,343	13,325,366
Keith D. Taylor	513,894,167	28,319,569	13,325,366

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
547,627,807	7,866,980	44,315	N/A

Proposal No. 3 – Non-Binding Vote to Approve Executive Compensation
The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
502,039,714	39,633,863	540,159	13,325,366

Proposal No. 4 – Non-Binding Vote to Determine Frequency of Stockholder Votes to Approve Executive Compensation
The Company’s stockholders approved, in a non-binding advisory vote, that the non-binding vote to approve executive compensation should occur every year. In light of this vote, and consistent with the recommendation of the Company's Board of Directors, the Company intends to have a non-binding advisory vote to approve executive compensation every year until the next required vote on the frequency of stockholders votes to approve executive compensation. The Company is required to hold a vote on frequency of stockholder votes to approve executive compensation every six years.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
529,738,262	24,912	12,404,527	46,035	13,325,366

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
	Date:	May 19, 2025